Exhibit 99.3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Reconciliation of Non-GAAP Measures and Regulatory Capital Measures

We refer to our consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles ("GAAP") as our "reported" or GAAP financial statements.  Effective January 1, 2010, we prospectively adopted two new consolidation accounting standards that resulted in the consolidation of the substantial majority of our securitization trusts that had been previously treated as off-balance sheet. Prior to our adoption of these new consolidation accounting standards, management evaluated the company's performance on a non-GAAP "managed" basis, which assumed that securitized loans were not sold and the earnings from securitized loans were classified in our results of operations in the same manner as the earnings from loans that we owned.  We believed that our managed basis information is useful to investors because it portrays the results of both on- and off-balance sheet loans that we manage, which enables investors to understand and evaluate the credit risks associated with the portfolio of loans reported on our consolidated balance sheet and our retained interests in securitized loans. Our non-GAAP managed basis measures may not be comparable to similarly titled measures used by other companies.

As a result of the January 1, 2010 adoption of the new consolidation accounting standards, the accounting for the loans in our securitization trusts in our reported GAAP financial statements is similar to how we accounted for these loans on a managed basis prior to January 1, 2010. Consequently, we believe our managed basis presentations for periods prior to January 1, 2010 are generally comparable to our reported basis presentations for periods beginning after January 1, 2010.  In periods prior to January 1, 2010, certain of our non-GAAP managed basis measures differed from our comparable reported measures because we assumed, for our managed basis presentation, that securitized loans that were accounted for as sales in our GAAP financial statements remained on our balance sheet.

The following tables, which are described below, provide a reconciliation of reported GAAP financial measures to the non-GAAP managed basis financial measures included in our filing.  We also provide the details of the calculation of certain non-GAAP capital measures that management uses in assessing its capital adequacy.

			Page
Table 1: Financial & Statistical Summary—Reported GAAP Measures	—	Reflects selected financial measures from our consolidated GAAP financial statements or metrics calculated based on our consolidated GAAP financial statements.	1
Table 2: Financial & Statistical Summary—Non-GAAP Securitization Reconciliation Adjustments	—	Presents the reconciling differences between our reported GAAP financial measures and our non-GAAP managed basis financial measures. These differences include certain reclassifications that assume loans securitized by Capital One and accounted for as sales and off-balance sheet transactions in our GAAP financial statements remain on our balance sheet. These adjustments do not impact income from continuing operations reported by our lines of business or the Company's consolidated net income.	2
Table 3: Financial & Statistical Summary—Non-GAAP Managed Basis Measures	—	Reflects selected financial measures and related metrics based on our non-GAAP managed basis results.	3
Table 4: Explanatory Notes (Tables 1 - 3)	—	Includes explanatory footnotes that provide additional information for certain financial and statistical measures presented in Tables 1, 2 and 3.	4
Table 5: Reconciliation of Non-GAAP Average Balances, Net Interest Income and Net Interest Margin	—	Presents a reconciliation of our average balances and net interest margin on a reported basis to our average balances and net interest margin on a non-GAAP managed basis.	5
Table 6: Reconciliation of Non-GAAP Capital Measures and Calculation of Regulatory Capital Measures	—	Presents a reconciliation of our regulatory capital measures to certain non-GAAP capital measures.	6

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1:  Financial & Statistical Summary—Reported GAAP Measures(1)

	2009						2008
(dollars in millions)(unaudited)	Full Year	Q4	Q3	Q2		Q1 (2)	Full Year
Earnings
Net interest income	$7,697	$1,954	$2,005	$1,945		$1,793	$7,149
Non-interest income (3)	5,286	1,411	1,553	1,232	(4)	1,090	6,744
Total revenue (5)	$12,983	$3,365	$3,558	$3,177		$2,883	$13,893
Provision for loan and lease losses	4,230	844	1,173	934		1,279	5,101

Balance Sheet Statistics (Period Average)
Average loans held for investment	$99,787	$94,732	$99,354	$104,682		$103,242	$98,971
Average earning assets	145,310	143,663	145,280	150,804		145,172	133,123
Average assets	171,598	169,856	173,428	177,628		168,489	156,292
Average liabilities	144,992	143,338	147,426	149,960		141,485	131,014
Return on average assets (ROA)	0.58%	0.95%	1.01%	0.52%		(0.20)%	0.05%

Balance Sheet Statistics (Period End)
Loans held for investment	$90,619	$90,619	$96,714	$100,940		$104,921	$101,018
Total assets	169,646	169,646	168,464	171,994		177,462	165,913
Total liabilities	143,057	143,057	142,272	146,662		150,714	139,301
Tangible assets (A)	155,516	155,516	154,315	157,782		163,230	153,410
Tangible common equity (TCE) ratio (B)	8.03%	8.03%	7.82%	7.10	%(6)	5.75%	7.18%

Performance Statistics
Net interest income growth (quarter over quarter) (7)	8%	(3)%	3%	8%		(1)%	9%
Non-interest income growth (quarter over quarter) (7)	(22)%	(9)%	26%	13%		(20)%	(16)%
Revenue growth (quarter over quarter)	(7)%	(5)%	12%	10%		(9)%	(5)%
Net interest margin	5.30%	5.44%	5.52%	5.16%		4.94%	5.37%
Revenue margin	8.94%	9.37%	9.80%	8.43%		7.94%	10.44%
Risk-adjusted margin (C)	5.79%	6.07%	6.69%	5.46%		4.81%	7.83%
Non-interest expense as a % of average loans held for investment (annualized)	7.43%	8.23%	7.25%	7.34%		6.76%	8.30%
Efficiency ratio (D)	56.21%	56.92%	49.92%	59.11%		59.93%	58.13%

Credit Quality Statistics
Net charge-offs	$4,568	$1,185	$1,128	$1,117		$1,138	$3,478
Net charge-off rate (8)	4.58%	5.00%	4.54%	4.28%		4.41%	3.51%
30+ day performing delinquencies	$3,746	$3,746	$3,983	$3,746		$3,834	$4,418
30+ day performing delinquency rate (8)	4.13%	4.13%	4.12%	3.71%		3.65%	4.37%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2:  Financial & Statistical Summary—Non-GAAP Securitization Reconciliation Adjustments

	2009					2008
(dollars in millions)(unaudited)	Full Year	Q4	Q3	Q2	Q1	Full Year
Earnings
Net interest income	$4,392	$1,216	$1,207	$1,012	$957	$4,273
Non-interest income	(539)	(213)	(180)	(42)	(104)	(1,327)
Total revenue	3,853	1,003	1,027	970	853	2,946
Provision for loan and lease losses	3,853	1,003	1,027	970	853	2,946

Balance Sheet Statistics (Period Average)
Average loans held for investment	$43,727	$43,452	$44,186	$43,331	$43,940	$48,841
Average earning assets	40,666	40,236	40,594	40,404	41,442	46,264
Average assets	41,060	40,569	41,227	40,774	41,680	47,262
Average liabilities	41,060	40,569	41,227	40,774	41,680	47,262
Return on average assets (ROA)	(0.12)%	(0.18)%	(0.20)%	(0.10)%	0.04%	(0.01)%

Balance Sheet Statistics (Period End)
Loans held for investment	$46,184	$46,184	$44,275	$45,177	$44,809	$45,919
Total assets	42,743	42,743	41,219	42,184	42,496	43,962
Total liabilities	42,767	42,767	41,219	42,184	42,496	43,961
Tangible assets (A)	42,767	42,767	41,251	42,230	42,526	43,927
Tangible common equity (TCE) ratio (B)	(1.73)%	(1.73)%	(1.65)%	(1.50)%	(1.19)%	(1.61)%

Performance Statistics
Net interest income growth	(2)%	2%	6%	-%	-%	(5)%
Non-interest income growth	10%	(4)%	(11)%	8%	3%	10%
Revenue growth	7%	-%	(1)%	1%	4%	5%
Net interest margin	1.20%	1.46%	1.39%	1.03%	0.95%	1.00%
Revenue margin	0.11%	0.13%	0.07%	0.25%	0.07%	(1.05)%
Risk-adjusted margin(C)	(1.26)%	(1.33)%	(1.46)%	(1.15)%	(1.07)%	(2.02)%
Non-interest expense as a % of average loans held for investment (annualized)	(2.26)%	(2.59)%	(2.23)%	(2.15)%	(2.02)%	(2.75)%
Efficiency ratio (D)	(12.86)%	(13.07)%	(11.19)%	(13.82)%	(13.68)%	(10.17)%

Credit Quality Statistics
Net charge-offs	$3,853	$1,003	$1,027	$970	$853	$2,947
Net charge-off rate	1.29%	1.33%	1.46%	1.36%	1.00%	0.84%
30+ day performing delinquencies	$2,719	$2,719	$2,434	$2,241	$2,312	$2,178
30+ day performing delinquency rate	0.60%	0.60%	0.43%	0.39%	0.45%	0.12%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3:  Financial & Statistical Summary—Non-GAAP Managed Basis Measures(1)(9)

	2009						2008
(dollars in millions)(unaudited)	Full Year	Q4	Q3	Q2		Q1 (2)	Full Year
Non-GAAP Managed Earnings
Net interest income	$12,089	$3,170	$3,212	$2,957		$2,750	$11,422
Non-interest income (3)	4,747	1,198	1,373	1,190	(4)	986	5,417
Total revenue (5)	16,836	4,368	4,585	4,147		3,736	16,839
Provision for loan and lease losses	8,083	1,847	2,200	1,904		2,132	8,047

Non-GAAP Managed Balance Sheet Statistics (Period Average)
Average loans held for investment	$143,514	$138,184	$143,540	$148,013		$147,182	$147,812
Average earning assets	185,976	183,899	185,874	191,208		186,614	179,387
Average assets	212,657	210,425	214,655	218,402		210,169	203,554
Average liabilities	186,052	183,907	188,653	190,734		183,165	178,276
Return on average assets (ROA)	0.46%	0.77%	0.81%	0.42%		(0.16)%	0.04%

Non-GAAP Managed Balance Sheet Statistics (Period End)
Loans held for investment	$136,803	$136,803	$140,990	$146,117		$149,730	$146,937
Total assets	212,389	212,389	209,683	214,178		219,958	209,875
Total liabilities	185,824	185,824	183,491	188,846		193,210	183,262
Tangible assets (A)	198,283	198,283	195,566	200,012		205,756	197,337
Tangible common equity (TCE) ratio (B)	6.30%	6.30%	6.17%	5.60	%(6)	4.56%	5.57%

Non-GAAP Managed Performance Statistics
Net interest income growth (quarter over quarter) (7)	6%	(1)%	9%	8%		(1)%	4%
Non-interest income growth (quarter over quarter) (7)	(12)%	(13)%	15%	21%		(17)%	(6)%
Revenue growth (quarter over quarter)	― %	(5)%	11%	11%		(5)%	― %
Net interest margin	6.50%	6.90%	6.91%	6.19%		5.89%	6.37%
Revenue margin	9.05%	9.50%	9.87%	8.68%		8.01%	9.39%
Risk-adjusted margin (C)	4.53%	4.74%	5.23%	4.31%		3.74%	5.81%
Non-interest expense as a % of average loans held for investment (annualized)	5.17%	5.64%	5.02%	5.19%		4.74%	5.55%
Efficiency ratio (D)	43.35%	43.85%	38.73%	45.29%		46.25%	47.96%

Non-GAAP Managed Credit Quality Statistics
Net charge-offs	$8,421	$2,188	$2,155	$2,087		$1,991	$6,425
Net charge-off rate (8)	5.87%	6.33%	6.00%	5.64%		5.41%	4.35%
30+ day performing delinquencies	6,465	6,465	6,417	5,987		6,146	6,596
30+ day performing delinquency rate (8)	4.73%	4.73%	4.55%	4.10%		4.10%	4.49%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4:  Explanatory Notes (Tables 1 - 3)

Notes

(1)	Based on continuing operations.

(2)
Effective February 27, 2009, the Company acquired Chevy Chase Bank, FSP for $476 million, which included a cash payment of $445 million and the issuance of 2.6 million common shares valued at $31 million.  The acquisition of Chevy Chase Bank included $10 billion in loans and $13.6 billion in deposits.

(3)
Includes the impact from the change in fair value of retained interests, including interest-only strips, totaling $(146) million for the year 2009, $55 million in Q4 2009, $38 million in Q3 2009, $(115) million in Q2 2009 and $(124) million in Q1 2009, and $(260) million in 2008.

(4)
In Q2 2009, the Company elected to convert and sell 404,508 shares of MasterCard class B common stock, which resulted in the recognition of a gain of $66 million that was recorded in non-interest income.

(5)
Billed finance charges and fees not recognized in revenue totaled $2.1 billion for the year 2009, $490 million in Q4 2009, $517 million in Q3 2009, $572 million in Q2 2009, $544 million in Q1 2009, and $1.9 billion in 2008.

(6)	Includes the impact of the issuance of 56,000,000 common shares at $27.75 per share on May 14, 2009.

(7)
Prior period amounts have been reclassified to conform to the current period presentation and adjusted to reflect purchase accounting refinements related to the acquisition of Chevy Chase Bank, FSB ("CCB").

(8)
The denominator used in calculating the allowance as a % of loans held for investment, the net charge-off rate and the 30+ day performing delinquency rate include loans acquired as part of the CCB acquisition. These metrics, calculated excluding CCB loans, are presented below.

	2009
(dollars in millions) (unaudited)	Full Year	Q4	Q3	Q2	Q1
CCB period end acquired loan portfolio	$7,251	$7,251	$7,885	$8,644	$8,859
CCB average acquired loan portfolio	$7,996	$7,512	$8,029	$8,499	$3,073
Allowance as a % of loans held for investment, excluding CCB	4.95%	4.95%	5.08%	4.86%	4.84%
Net charge-off rate (Reported), excluding CCB	4.98%	5.44%	4.94%	4.65%	4.54%
Net charge-off rate (Managed), excluding CCB	6.21%	6.70%	6.36%	5.98%	5.53%
30+ day performing delinquency rate (Reported), excluding CCB	4.49%	4.49%	4.48%	4.06%	3.99%
30+ day performing delinquency rate (Managed), excluding CCB	4.99%	4.99%	4.82%	4.36%	4.36%

(9)	The managed loan portfolio does not include automobile or home loans that have been sold in whole loan sale transactions where the Company has retained servicing rights.

Statistical/Metric Calculations

(A)
Tangible assets represents total assets from continuing operations less identifiable intangible assets and goodwill. See "Table 6: Reconciliation of Non-GAAP Capital Measures and Calculation of Regulatory Capital Measures."

(B)
Tangible common equity ("TCE") represents common stockholders' equity (total stockholders' equity less preferred stock) less identifiable intangible assets and goodwill.  See "Table 6: Reconciliation of Non-GAAP Capital Measures and Calculation of Regulatory Capital Measures."

(C)	Calculated based on total revenue less net charge-offs divided by average earning assets.

(D)	Calculated based on non-interest expense less restructuring expense divided by total revenue.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Reconciliation of Non-GAAP Average Balances, Net Interest Income and Net Interest Margin(1)

	Quarter Ended 12/31/09			Year Ended 12/31/09
(dollars in millions)(unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Reported Basis
Interest-earning assets:
Loans held for investment	$133,219	$2,512	7.54%	$136,697	$10,367	7.58%
Other	10,444	83	3.18%	8,596	297	3.46%

Total interest-earning assets	$143,663	$2,595	7.23%	$145,293	$10,664	7.34%

Interest-bearing liabilities:
Securitization liability	$4,249	$54	5.08%	$5,516	$282	5.11%

Total interest-bearing liabilities	$124,060	$641	2.07%	$126,583	$2,967	2.34%

Net interest income/spread		$1,954	5.16%		$7,697	5.00%

Interest income to average interest-earning assets			7.23%			7.34%
Interest expense to average interest-earning assets			1.78%			2.04%
Net interest margin			5.45%			5.30%

	Quarter Ended 12/31/09			Year Ended 12/31/09
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Non-GAAP Securitization Reconciliation Adjustments
Interest-earning assets:
Loans held for investment	$43,452	$1,530	1.61%	$43,727	$5,678	1.31%
Other	(3,216)	(66)	(2.24)%	(3,061)	(229)	(2.23)%

Total interest-earning assets	$40,236	$1,464	1.60%	$40,666	$5,449	1.32%

Interest-bearing liabilities:
Securitization liability	$40,588	$247	(2.39)%	$41,100	$1,055	(2.24)%

Total interest-bearing liabilities	$40,588	$247	0.09%	$41,101	$1,238	0.17%

Net interest income/spread		$1,216	1.51%		$4,392	1.16%

Interest income to average interest-earning assets			1.60%			1.32%
Interest expense to average interest-earning assets			0.15%			0.22%
Net interest margin			1.45%			1.10%

	Quarter Ended 12/31/09			Year Ended 12/31/09
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Non-GAAP Managed Basis
Interest-earning assets:
Loans held for investment	$176,671	$4,042	9.15%	$180,424	$16,045	8.89%
Other	7,228	17	0.94%	5,535	68	1.23%

Total interest-earning assets	$183,899	$4,059	8.83%	$185,959	$16,113	8.66%

Interest-bearing liabilities:
Securitization liability	$44,837	$301	2.69%	$46,616	$1,337	2.87%

Total interest-bearing liabilities	$164,648	$888	2.16%	$167,684	$4,205	2.51%

Net interest income/spread		$3,170	6.67%		$12,089	6.16%

Interest income to average interest-earning assets			8.83%			8.66%
Interest expense to average interest-earning assets			1.93%			2.26%
Net interest margin			6.90%			6.40%
________________

(1)	Reflects amounts based on continuing operations.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6:  Reconciliation of Non-GAAP Capital Measures and Calculation of Regulatory Capital Measures

In addition to disclosing required regulatory measures, the Company also reports certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include average tangible common equity, tangible common equity (TCE), TCE ratio, Tier 1 common equity and Tier 1 common equity ratio. The table below provides the details of the calculation of each of these measures. While these non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

(dollars in millions)(unaudited)	2010 Q4		2010 Q3	2010 Q2	2010 Q1	2009 Q4
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$26,255		$25,307	$24,526	$23,681	$26,518
Less: Average preferred stock	-		-	-	-	-
Less: Average intangible assets (1)	(14,008)		(14,003)	(14,039)	(14,075)	(14,105)
Average tangible common equity	$12,247		$11,304	$10,487	$9,606	$12,413

Stockholders Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$26,541		$26,061	$25,270	$24,374	$26,589
Less: Preferred stock	-		-	-	-	-
Less: Intangible assets (1)	(13,983)		(14,024)	(14,011)	(14,044)	(14,106)
Tangible common equity	$12,558		$12,037	$11,259	$10,330	$12,483

Total Assets to Tangible Assets
Total assets	$197,503		$196,933	$197,489	$200,707	$169,646
Less: Assets from discontinued operations	(362)		(5)	(4)	(16)	(24)
Total assets from continuing operations	197,141		196,928	197,485	200,691	169,622
Less: Intangible assets (1)	(13,983)		(14,024)	(14,011)	(14,044)	(14,106)
Tangible assets	$183,158		$182,904	$183,474	$186,647	$155,516

Non-GAAP TCE Ratio
Tangible common equity	$12,558		$12,037	$11,259	$10,330	$12,483
Tangible assets	$183,158		$182,904	$183,474	$186,647	$155,516
TCE ratio(2)	6.86%		6.58%	6.14%	5.53%	8.03%

Non-GAAP Managed Basis TCE Ratio
Total reported assets	$197,503		$196,933	$197,489	$200,707	$169,646
Plus: Securitization adjustment (3)	-		-	-	-	42,767
Total managed assets	$197,503		$196,933	$197,489	$200,707	$212,413
Less: Assets from discontinued operations	(362)		(5)	(4)	(16)	(24)
Total assets from continuing operations	197,141		196,928	197,485	200,691	212,389
Less: Intangible assets (1)	(13,983)		(14,024)	(14,011)	(14,044)	(14,106)
Managed tangible assets	$183,158		$182,904	$183,474	$186,647	$198,283

Tangible common equity	$12,558		$12,037	$11,259	$10,330	$12,483
Managed tangible assets	$183,158		$182,904	$183,474	$186,647	$198,283
Managed TCE ratio (2)	6.86%		6.58%	6.14%	5.53%	6.30%

Non-GAAP Tier 1 Common Equity and Regulatory Capital Ratios
Total stockholders' equity	$26,541		$26,061	$25,270	$24,374	$26,589
Less: Net unrealized (gains) losses on AFS securities recorded in AOCI (4)	(368)		(580)	(661)	(319)	(200)
Net (gains) losses on cash flow hedges recorded in AOCI(4)	86		79	73	80	92
Disallowed goodwill and other intangible assets	(13,953)		(13,993)	(14,023)	(14,078)	(14,125)
Disallowed deferred tax assets	(1,150)		(1,324)	(1,977)	(2,183)	-
Other	(2)		(2)	(2)	(1)	(9)
Tier 1 common equity	$11,154		$10,241	$8,680	$7,873	$12,347
Plus: Tier 1 restricted core capital items(5)	3,636		3,636	3,637	3,638	3,642
Tier 1 capital	$14,790		$13,877	$12,317	$11,511	$15,989
Plus: Long-term debt qualifying as Tier 2 capital	2,827		2,827	2,898	3,018	3,018
Qualifying allowance for loan and lease losses	3,748		3,726	5,836	5,802	1,581
Other Tier 2 components	29		24	25	4	4
Tier 2 capital	$6,604		$6,577	$8,759	$8,824	$4,603
Total risk-based capital(6)	$21,394		$20,454	$21,076	$20,335	$20,592

Risk-weighted assets(7)	$127,043		$124,726	$124,038	$120,330	$116,309

Tier 1 common equity ratio (8)	8.78	%(11)	8.21%	7.00%	6.54%	10.62%

Tier 1 risk-based capital ratio (9)	11.64	%(11)	11.13%	9.93%	9.57%	13.75%

Total risk-based capital ratio (10)	16.84	%(11)	16.40%	16.99%	16.90%	17.70%
___________________

(1)	Includes impact from related deferred taxes.
(2)
Calculated based on tangible common equity divided by tangible assets.  The managed TCE ratio, which is the same as the TCE ratio for periods subsequent to January 1, 2010, is calculated based on tangible common equity divided by managed tangible assets.

(3)	Reflects the adjustment to reported total consolidated assets to reflect loans underlying off-balance sheet securitized trusts in the same manner as on-balance sheet loans.
(4)	Amounts presented are net of tax.
(5)	Consists primarily of trust preferred securities.
(6)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(7)	Calculated based on prescribed regulatory guidelines.
(8)	Tier 1 common equity ratio is a non-GAAP measure calculated based on Tier 1 common equity divided by risk-weighted assets.
(9)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighed assets.
(10)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighed assets.
(11)	Regulatory capital ratios as of the end of Q4 2010 are preliminary and therefore subject to change once the calculations have been finalized.